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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   January 14, 2000
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                           Aastrom Biosciences, Inc.
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              (Exact name of registrant as specified in charter)


Michigan                               0-22025               94-3096597
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


     24 Frank Lloyd Wright Drive,  P.O. Box 376, Ann Arbor Michigan  48106
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     (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code   (734) 930-5555
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                                Not Applicable
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                  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On May 27, 1999 Aastrom issued warrants to purchase an aggregate of 300,000 shares of Common Stock to RGC International Investors, LDC ("RGC"). One warrant to purchase 150,000 shares had an exercise price of $2.275 per share and the warrant to purchase the remaining 150,000 shares had an exercise price of $0.7557 per share. In exchange for Aastrom reducing the $2.275 exercise price to $0.80 per share, RGC has agreed to exercise both warrants, such that Aastrom will receive aggregate consideration of $233,355 for the issuance of the 300,000 shares of Common Stock. Resale of these shares by RGC is covered by an effective registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AASTROM BIOSCIENCES, INC.


Date: January 19, 2000          By:  /s/ Todd E. Simpson
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                                     Vice President, Finance and Administration
                                     and Chief Financial Officer (Principal
                                     Financial and Accounting Officer)


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